U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934



Date of Report (Date of earliest event reported):  March 16, 2004


                            PROTON LABORATORIES, INC.
             (Exact name of registrant as specified in its charter)

         WASHINGTON              000-31883                91-2022700
      (State or other           (Commission            (I.R.S. Employer
        jurisdiction            File Number)          Identification No.)
     of incorporation)


1150 MARINA VILLAGE PARKWAY, SUITE 103, ALAMEDA, CA                     94501
     (Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code:   (510) 865-6412


                          BentleyCapitalCorp.com, Inc.
                     (Former Name of small business issuer)


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                           FORWARD-LOOKING STATEMENTS

Except for the historical information presented in this document, the matters discussed in this Form 8-K, and specifically in the items entitled "Changes in Control of Registrant," "Acquisition or Disposition of Assets" and "Financial Statements and Exhibits," or otherwise incorporated by reference into this document contain "forward-looking statements" (as such term is defined in the Private Securities Litigation Reform Act of 1995). These statements can be identified by the use of forward-looking terminology such as "believes," "expects," "may," "will," "should" or "anticipates" or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. The safe harbor provisions of
Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, apply to forward-looking statements made by the Registrant. The reader is cautioned not to place undue reliance on these forward-looking statements. These forward-looking statements involve risks and uncertainties, including those identified within this Form 8-K and other filings with the SEC by the Registrant. The actual results that the Registrant achieves may differ materially from any forward-looking statements due to such risks and uncertainties. These forward-looking statements are based on current expectations, and the Registrant assumes no obligation to update this information. Readers are urged to carefully review and consider the various disclosures made by the Registrant in this Form 8-K and in the Registrant's other reports filed with the Securities and Exchange Commission that attempt to advise interested parties of the risks and factors that may affect the Registrant's business.


ITEM  5.  Other Events

     On March 16, 2004, we changed our name. Our new name is Proton Laboratories, Inc. Our former name was BentleyCapitalCorp.com, Inc.


ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS

     (a)  Financial Statements.

                  None.


     (b)  Exhibits.

Exhibit        Description
Number

3.1.1          Amendment to the Articles of Incorporation

3.1.2          Certificate of Articles of Amendment

99.1           Press  release


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROTON LABORATORIES, INC.



(signed) ___________________________
/s/ Edward Alexander                               April 14, 2004
Name:  Edward Alexander
Title: President

                                  EXHIBIT INDEX


Exhibit        Description
Number

3.1.1          Amendment to the Articles of Incorporation

3.1.2          Certificate of Articles of Amendment

99.1           Press  release


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